Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class A Swap Agreement
                             Dated [_] October 2002

GRACECHURCH CARD FUNDING (NO. 2) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 2) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [_] October 2002, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Party A:                     Barclays Bank PLC

         Party B:                     Gracechurch Card Funding (No. 2) PLC

         Trade Date:                  [_] October 2002

         Effective Date:              [_] October 2002; provided, however, that effectiveness
                                      is subject to the issuance of the Notes and the receipt
                                      by the Series 02-1 Issuer on or prior to [_] October
                                      2002 of unconditional confirmation that upon issue the
                                      Class A Notes will be rated Aaa by Moody's and AAA by
                                      Standard & Poor's.

         Termination Date:            [_], subject to adjustment in accordance with the
                                      Following Business Day Convention, and subject to
                                      adjustment in accordance with Section 3.3 below



         Business Days for USD:       A day other than a Saturday, a Sunday or a day on which
                                      banking institutions in London, England or New York, New
                                      York are authorised or obliged by law or executive order
                                      to be closed. [ensure definition conforms with Notes]



         Business Days for GBP:       Any day other than a Saturday, a Sunday or a day on
                                      which banking institutions in London, England or New
                                      York, New York are authorised or obliged by law or
                                      executive order to be closed.[ensure definition conforms
                                      with MTN]

         Calculation Agent            Party A


         INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS
         Party A Initial Exchange Amount:        GBP [_]

         Party A Initial Exchange Date:          Effective Date

         Party A Final Exchange Amount:          Party A Currency Amount on the Termination Date

         Party A Final Exchange Date:            Termination Date

         Party B Initial Exchange Amount:        USD [_]

         Party B Initial Exchange Date:          Effective Date

         Party B Final Exchange Amount:          Party B Currency Amount on the Termination Date

         Party B Final Exchange Date:            Termination Date

         PARTY A FLOATING RATE AMOUNTS

         Party A Floating Rate Payer:            Party A

         Party A Currency Amount:                USD  [_]  (subject  to  adjustment   during  the  Redemption
                                                 Period as set out herein)

         Party A Floating Rate Payer


         Period End Dates:                       The 15th day of each  calendar  month from and  including 15
                                                 [_] 2002 to and  including  15 [_], in each case  subject to adjustment  in accordance  with the  Following  Business Day
                                                 Convention
         Party A Floating Rate Payer
         Payment Dates:                          Each Party A Floating Rate Payer Period End Date. Party
                                                 A will provide a clearing system notice as to the amount
                                                 to be paid on each Party A Floating Rate Payer Payment
                                                 Date 2 Business Days prior to each such Party A Floating
                                                 Rate Payer Payment Date.



         Party A Floating Rate Option:           USD-LIBOR as calculated in  accordance  with  Condition 4 of
                                                 the   Conditions  of  the  Notes,   [and  provided  that  in
                                                 accordance  with  such  Condition  in  respect  of the first
                                                 Calculation  Period the Party A Floating  Rate Option  shall
                                                 be  a  linear   interpolation  of  the  rates  for  [_]  USD
                                                 deposits and [_] USD deposits]

         Designated Maturity:                    1 month

         Spread:                                 [_]%

         Party A Floating Rate
         Day Count Fraction:                     Actual/360 as calculated in accordance  with  Condition 4 of the Conditions

         Reset Dates:                            First day of each Calculation Period

         PARTY B FLOATING RATE AMOUNTS

         Party B Floating Rate Payer:            Party B

         Party B Currency Amount:                GBP  [_]  (subject  to  adjustment   during  the  Redemption
                                                 Period as set out herein)

         Party B Floating Rate Payer
         Period End Dates:                       The 15th day of each  calendar  month from and  including 15
                                                 [_] 2002 to and  including  15 [_], in each case  subject to adjustment  in accordance  with the  Following  Business Day
                                                 Convention

         Party B Floating Rate Payer

         Payment Dates:                          Each Party B Floating Rate Payer Period End Date

         Party B Floating Rate Option:           GBP-LIBOR-BBA calculated in accordance with the Series
                                                 02-1 Class A Debt Amount [provided that in respect of
                                                 the first Calculation Period the Party B Floating Rate
                                                 Option shall be a linear interpolation of the
                                                 GBP-LIBOR-BBA rates for [_]-month GBP deposits and
                                                 [_]-month GBP deposits]

         Designated Maturity:                    1 month

         Spread:                                 [_]%

         Party B Floating Rate
         Day Count Fraction:                     A fraction,  the  numerator of which is the actual number of days in such  Calculation  Period  and  the  denominator  of which is 365 (or 366 in the case of any  Calculation  Period ending in a leap  year) as  calculated  in  accordance  with the  interest  rate  applicable  to the Series  02-1 Class A
                                                 Debt Amount

         Reset Dates:                            First day of each Calculation Period

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2   INTEREST DEFERRAL:

(A) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount referable to Finance Charge Collections referable to the Series 02-1 Class A Debt Amount (other than any funds relating to excess spread attributable to Series 02-1) having been credited to the Series 02-1 Distribution Account of Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee is less than the Class A Monthly Distribution Amount calculated for the relevant Calculation Period (as such terms are defined in relation to the Series 02-1 Investor Interest) (any such amount, the "DEFERRED INTEREST AMOUNT") occurring during the period from the preceding Party B Floating Rate Payer Payment Date and ending on or immediately prior to that Party B Floating Rate Payer Payment Date.

      The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                            Deferred Interest Amount
                        --------------------------------
                        Aggregate Party B Payment Amount

      The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased in the event of (and to the extent of available funds in relation to) additional amounts referable to Finance Charge Collections in respect of the Series 02-1 Class A Debt Amount (other than any funds relating to excess spread attributable to Series 02-1) having been credited to the Series 01-2 Distribution Account by the Receivables Trustee to make up any previous Deferred Interest Amount.

      The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                            Increased Interest Amount
                        --------------------------------
                        Aggregate Party B Payment Amount

      The "INCREASED INTEREST AMOUNT" is equal to the amount of Finance Charge Collections referable to the Series 02-1 Class A Debt Amount and credited to the Series 02-1 Distribution Account by the Receivables Trustee on the Party B Floating Rate Payer Payment Date which corresponds to such Party A Floating Rating Payer Payment Date and so deposited to make up any previous Deferred Interest Amount.

3.3 REDEMPTION PERIOD. On the earlier of (a) the Series 02-1 Scheduled Redemption Date in the event that the Class A Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply. The "REDEMPTION PERIOD END DATE" is the early of (a) the Party B Floating Rate Payer Payment Date falling in [_] [note to draft: legal final redemption date] and (b) the date upon which the Class A Debt Amount is redeemed in full. From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

      During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 02-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 02-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 02-1 Issuer Account and referable to the Class A Debt Amount and credited to the Class A Notes principal ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

      During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 02-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 02-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

      A = the Party A Currency Amount calculated on the Effective Date

      B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

      C = the Party B Currency Amount calculated on the Effective Date.

      On the Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount.

4.    ACCOUNT DETAILS

          Account for               Barclays Bank PLC, 54 Lombard Street, London
          Payments to               CHAPS: [20-00-00]
          Party A in                Beneficiary: [Barclays Swaps]

          GBP:                      Beneficiary Account: [00152021]

          Account for               Barclays Bank PLC
          Payments to               SWIFT: [BARCGB22]
          Party A in USD            Beneficiary: [Barclays Bank PLC London]
                                    Beneficiary Account: [_]

          Account for               Barclays Bank PLC [_]
          Payments to               Sort code [_]
          Party B in GBP:           Account number [_]

          Account for               Barclays Bank PLC [_]
          Payments to
          Party B in                Sort code [_]
          USD:                      Account number [_]

5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

         Barclays Bank PLC
         Attention:     [Derivatives Director, Legal Division (marked urgent)]
         Telephone:     +44 20 [7773 2224]
         Fax No:        +44 20 [7773 4932]

6.         GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                BARCLAYS BANK PLC

                                By:       _____________________________

                                Name:
                                Title:    Authorised Signatory

                                Confirmed as of the date
first written:

                                GRACECHURCH CARD FUNDING (NO. 2) PLC

                                By:       ______________________________
                                Name:
                                Title:    Authorised Signatory


                                      -7-